                          LONG ISLAND LIGHTING COMPANY

                   OFFICERS' AND DIRECTORS' PROTECTIVE TRUST

                           DATED AS OF APRIL 18, 1988

                         AS AMENDED AND RESTATED AS OF

                               SEPTEMBER 1, 1994
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                 THIS TRUST AGREEMENT, initially made and entered into as of the 18th day of April 1988, by and between Long Island Lighting Company, a corporation organized under the laws of New York (the "Company"), and Clarence Goldberg, a resident of the State of Maryland, as trustee (the "Trustee") and subsequently amended and restated as of the first day of September 1994.

                        W I T N E S S E T H   T H A T :


                 WHEREAS, the Company maintains directors' and officers' liability insurance policies, including an excess liability policy providing such coverage ("D&O Insurance Policies"), from commercial insurance companies for the purposes of protecting its business by limiting its liability for the wrongful acts of its directors and officers performed in their official capacities, as well as encouraging capable persons to serve as directors, consulting directors and officers of the Company without undue fear of legal entanglement; and

                 WHEREAS, the Company has entered into separate indemnity agreements providing contractual indemnification (individually an "Agreement" and collectively the "Agreements") with each of the directors and officers (individually an "Indemnitee" and collectively the "Indemnitees") and has entered into this Trust Agreement establishing a trust to which the Company has heretofore and shall hereafter from time to time transfer funds in order to supplement and replace, if necessary, the Company's existing directors' and officers' liability insurance and to satisfy the Company's contractual obligations under the Agreements; and

                 WHEREAS, the Agreements with the directors and officers were entered into and this Trust Agreement was established pursuant to Article IV of the Company's By-Laws, entitled "Indemnification", the adoption of which was authorized by the Board of Directors of the Company at a meeting duly convened and held on October 27, 1987; and

                 WHEREAS Article IV of the Company's By-Laws authorizes the Company to enter into agreements with any of its directors and officers extending rights to indemnification and advancement of expenses to such person to the fullest extent permitted by applicable law; and

                 WHEREAS, the Company intends to provide consulting directors with the same benefits as have been provided to directors and officers as Indemnitees hereunder; and

                 WHEREAS, Agreements with consulting directors have been entered into pursuant to Section 722 of the Business Corporation Law which confirms any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law; and

                 WHEREAS, the Trust established by this Trust Agreement provides for the use of corpus and income (including capital gains) to discharge the Company's obligations to Indemnitees according to the Agreements and is intended to be a "grantor trust" with the result that the Company shall be treated as the owner of all corpus and income of said trust under Sections 671

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through 679 of the Internal Revenue Code of 1986, as amended from time to time
(the "Code").

                 NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee hereby agree as follows:

SECTION 1.       Establishment and Title of the Trust.

                 1.1 The Company has established with the Trustee a trust known as the "Long Island Lighting Company Officers' and Directors' Protective Trust" (the "Trust") to accept such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, are hereinafter referred to as the "Trust Fund." The Trust Fund shall be held by the Trustee and shall be dealt with in accordance with the provisions of the Trust Agreement. The Trust Fund shall be held for the exclusive purpose of (i) providing payments of such claims and expenses which constitute the Covered Amount under the terms of each Agreement and (ii) paying other amounts provided for under the terms of each Agreement and this Trust Agreement, including reasonable expenses of administration in accordance with the provisions of this Trust Agreement, until all such payments required by this Trust Agreement and the Agreements have been made; provided, however, that the Trust Fund shall at all times be subject to the claims of the creditors of the Company, as set forth in Section 8 of this Trust Agreement.

SECTION 2.       Identification of the Indemnitees and Notification.

                 2.1 The names of the Indemnitees of the Trust are listed in Exhibit A attached hereto. From time to time the Company hereby agrees to notify the Trustee of the names and addresses of additional directors, consulting directors and officers which are added as Indemnitees of this Trust and to deliver copies of the Agreements of such persons added as Indemnitees to the Trustee. Subsequent to the occurrence of a "Change of Control" of the Company, the Company shall not add any directors, consulting directors or officers who are not Continuing Directors or Continuing Officers as Indemnitees of the Trust. For purposes of this Section 2.1, the term "Continuing Officer" shall mean any individual who was an officer of the Company on the date hereof, or is designated (before any person's initial election as an officer) as a Continuing Officer by a majority of the then remaining Continuing Directors.

                 2.2 The Company shall notify the Trustee when an Indemnitee ceases to be a director, consulting director or officer of the Company and simultaneously provide a copy of such notification to the affected Indemnitee (the "Initial Notice"). The Trustee shall also provide a copy of the Initial Notice to the affected Indemnitee no later than fifteen (15) days following the Trustee's receipt thereof. Indemnitees who have ceased to be directors, consulting directors or officers prior to April 18,

1988 are identified in Part III of Exhibit A, and neither the Company nor the Trustee shall have any obligation to deliver an Initial Notice to any of such Indemnitees. The Company shall subsequently notify the Trustee after the statute of limitations for Covered Acts has expired with respect to any Indemnitee who is no longer a director, consulting director or officer and as to whom no claims, actions, suits or proceedings arising from or relating to Covered Acts are pending (the "Additional Notice"). The Company shall simultaneously provide a copy of the Additional Notice to the affected Indemnitee, and the Trustee shall also provide a copy of the Additional Notice to the affected Indemnitee no later than fifteen (15) days following the Trustee's receipt thereof. Any former director, consulting director or officer to which such notice is directed shall cease to be an Indemnitee under this Trust Agreement upon the expiration of thirty (30) days following the receipt of the Additional Notice from the Company or the Trustee, whichever is earlier received; provided, however, that subsequent to a Change of Control, his or her status as an Indemnitee shall not terminate unless and until such former director, consulting director or officer shall have consented in writing to such termination.

SECTION 3.       Acceptance by the Trustee.

                 3.1 The Trustee has accepted the Trust established under this Trust Agreement on the terms and subject to the provisions set forth herein, and has agreed to discharge and perform fully and faithfully all of the duties and obligations imposed upon the Trustee under this Trust Agreement.

SECTION 4.       Limitation on Use of Funds.

                 4.1 No part of the income or corpus of the Trust Fund shall be recoverable by the Company or used for any purpose other than as provided in
Section 1.1; provided, however, that nothing in this Section 4.1 shall be deemed to limit or otherwise prevent the payment from the Trust Fund of expenses and other charges as provided in Sections 9.1 and 9.2 of this Trust Agreement or the application of the Trust Fund as provided in Section 13.1 of
this Trust Agreement.   In no event shall the Company contest the status of the
Trust as a grantor trust.

SECTION 5.       Duties and Powers of the Trustee.

                 5.1 Until the Trust is terminated as provided in Section 13.1, the Trustee shall (i) invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, primarily in interest bearing liquid investments, other than any obligations or other securities issued by the Company or any affiliated or successor entity, and (ii) have such additional powers and authority as set forth in Exhibit D attached hereto.

SECTION 6.       Payments by the Trustee.

                 6.1 The establishment of the Trust and the payment or delivery to the Trustee of money or other property acceptable to the Trustee has not and shall not vest in an Indemnitee any right, title or interest in and to any assets of the Trust or any payments except as otherwise set forth in this Section 6.

                 6.2(a) Except as otherwise provided in Section 6.2(b) below, the Trustee shall distribute funds to an Indemnitee with respect to a claim (other than for Enforcement Expenses or Trust Enforcement Expenses (as defined in Section 12.3 hereof)) within 20 days of receipt of a certificate signed by the Indemnitee, in substantially the form set forth in Exhibit B attached hereto.

                    (b) Within seven days of receipt by the Trustee of a certificate of any Indemnitee as provided in Section 6.2(a) above, the Trustee will notify the Company of the receipt of such certificate and provide it with a copy thereof. In the event that, with respect to such a certificate received by the Trustee prior to a Change of Control, the Company delivers to the Trustee within seven days of the Company's receipt of the foregoing notice a certificate to the effect that a Determination has been made that the Indemnitee is not entitled to indemnification with respect to such claim under the terms of the applicable Agreement, together with a copy of such Determination, the Trustee will not disburse any funds to the Indemnitee with respect to such claim.

                    (c) The Trustee shall not be required to make an independent inquiry or decision with respect to the propriety or amount of payment pursuant to this Section 6.2 or Section 6.3. The Trustee shall be protected from any liability in payment or the withholding of any payment pursuant to the provisions of this Section 6.2 or Section 6.3.





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
                 6.3(a) The Trustee shall distribute funds to an Indemnitee with respect to a claim for Enforcement Expenses or Trust Enforcement Expenses within 20 days of receipt of a certificate signed by the Indemnitee, in substantially the form set forth in Exhibit C attached hereto.

                    (b) Upon receipt of evidence satisfactory to the Trustee that an Indemnitee is entitled to, and has not received, a "tax gross-up" payment with respect to Enforcement Expenses as provided in Section 9(b) of the Agreements or with respect to Trust Enforcement Expenses as provided in Section
12.3 hereof, the Trustee shall distribute funds to the Indemnitee equal to the amount of such omitted payment.

                 6.4 The Agreements provide for the Company to pay Losses and Expenses to Indemnitees from its general assets and the establishment of this Trust shall not reduce or otherwise affect the Company's continuing liability to pay Losses and Expenses from such assets except that the Company's liability shall be offset by actual payments made by this Trust. If the Company does not have one or more D&O Insurance Policies in force with respect to an Indemnitee or the Trust Fund is not sufficient to pay Losses and Expenses to an Indemnitee in accordance with the applicable Agreement, the Company shall make the balance of such payment pursuant to the terms of the Agreement.

                 6.5 Notwithstanding anything in this Trust Agreement to the contrary, the Company shall remain primarily liable under the applicable Agreement to pay Losses, Expenses and Enforcement Expenses and under this Trust Agreement to pay Trust Enforcement Expenses.

SECTION 7.       Funding of the Trust.

                 7.1 The Company made an initial contribution to the Trust Fund of $5,000 in 1988 upon signing this Trust Agreement. The Company's contributions to the Trust Fund shall include additional amounts as from time to time the Company and Indemnitees agree are reasonably estimated as necessary or desirable (or are otherwise determined pursuant to the Agreements) to pay to the Indemnitees or to reserve for future payment to them currently claimed or reasonably anticipated and contingent Losses and Expenses. The Company shall from time to time contribute to the Trust Fund such amounts which are required for defraying expenses of administering the Trust as provided in Section 9.2. Immediately prior to the occurrence of a Change of Control, the Company shall contribute to the Trust Fund an additional amount sufficient in the sole judgment of a majority of the then Continuing Directors to satisfy any and all Losses and Expenses reasonably anticipated at the time of such funding for which the Company may indemnify the Indemnitees under the Agreements.
Following the occurrence of a Change of Control, upon written application of one or more Indemnitees to the Company, the Company shall contribute to the Trust Fund such additional amounts as are sufficient to satisfy any and all Losses and Expenses reasonably anticipated at the time of such application for which the Company may indemnify the Indemnitee or Indemnitees under the terms of an applicable Agreement. The amount of the additional contributions to be made by the Company shall be determined by mutual agreement of the Indemnitee or

Indemnitees and the Company and reduced to writing and signed by such interested parties. In the event that the Indemnitee or Indemnitees and the Company are unable to reach such an agreement, the amounts to be contributed shall be determined by independent legal counsel selected by a majority of the Indemnitees. The decision of such independent legal counsel shall be binding and conclusive upon all parties for all purposes. The Trustee shall not be responsible for (i) determining whether the amount of any contribution made is accurate, (ii) determining whether the Company and/or the Indemnitees are complying with the terms of the Agreements or (iii) the collection of any contribution under this Trust Agreement.

SECTION 8.       Creditors and Third Parties.

         8.1 Notwithstanding any provision of this Trust Agreement or the Agreements to the contrary, all principal, income and other property held in the Trust Fund shall be considered assets of the Company, and shall be subject to the claims of the Company's general unsecured creditors.

         8.2 The Company hereby agrees to appoint its Chairman of the Board, President, Secretary or Chief Financial Officer as the person (the "Designated Person") any one of whom shall notify the Trustee should the Company become Insolvent. The Company shall advise the Trustee from time to time of the name of the Designated Person. The Designated Person shall have an affirmative duty to notify the Trustee of the Company's





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
Insolvency in writing within ten days of establishing that the Company is Insolvent. After notification in writing to the Trustee by (i) the Designated Person of the Company's Insolvency or (ii) a creditor of the Company alleging that the Company has become Insolvent, the Trustee shall discontinue advances and/or payments to the Indemnitees, and shall hold the Trust assets for the benefit of the Company's general unsecured creditors. The Trustee shall deliver any undistributed principal and income in the Trust to satisfy such claims as a court of competent jurisdiction may direct. The Trustee shall resume advances and/or payments to the Indemnitees only after the Trustee has either received a letter from the Company's independent auditors as to the Company's financial status which indicates that the Company is not Insolvent or received an order of a court of competent jurisdiction that the Company is not Insolvent. The Trustee may rely on any letter issued by the Company's independent auditors, or the Trustee, in its discretion, may apply for an order from a court of competent jurisdiction.

                 8.3 The Company shall be considered "Insolvent" for purposes of this Trust Agreement if, at any time, (i) the Company is unable to pay its debts as they mature or (ii) the Company is subject as a debtor to a pending proceeding under the Bankruptcy Code.

                 8.4 Prior to receipt of a notice as provided in Section 8.2 hereof from the Company or a creditor of the Company, the Trustee shall have no duty to inquire whether the Company is

Insolvent and may rely on information concerning the Company's solvency which has been furnished to the Trustee by any person.

                 8.5 Nothing in this Trust Agreement shall in any way diminish any rights of the Indemnitees to pursue their rights as general unsecured creditors of the Company with respect to indemnification or otherwise.

SECTION 9.       Taxes, Expenses and Compensation.

                 9.1 The Company shall from time to time pay taxes of any and all kinds whatsoever which at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto.

                 9.2 To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company, the Trustee shall pay such taxes out of the Trust Fund. The Trustee shall not be responsible for the calculation of the proper amount of any tax liability to be paid with respect to the Trust. The Trustee may rely on the Company's advice as to the amount of such taxes or other charges which the Trustee is required to deduct from the Trust Fund. The Company further agrees to hold Trustee harmless from any claims made against it, by any Indemnitee, governmental agency, or any other person with respect to such directions or amounts.

                 9.3 The Trustee shall contest the validity of taxes in any manner deemed appropriate by the Company or its counsel, but at the Company's expense, and only if it has received an





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
indemnity bond or other security satisfactory to it to pay any such expenses. In the alternative, the Company may itself contest the validity of any such taxes.

                 9.4 The Company shall pay the Trustee such reasonable compensation for its services as may be agreed upon in writing from time to time by the Company and the Trustee. Following the occurrence of a Change of Control, the Company shall pay the Trustee such reasonable compensation for its services, together with any reasonable increases as may be agreed upon in writing from time to time by a majority of the Indemnitees and the Trustee.
The Trustee shall notify the Company as to its retention of any outside professionals to perform services in connection with the Trust Fund. The Company shall also pay the reasonable expenses incurred by the Trustee in the performance of its duties under this Trust Agreement, including commissions, fees and expenses of brokers, actuaries, accountants and counsel, engaged by the Trustee. To the extent the Company does not pay such compensation and expenses, such compensation and expenses shall be charged against and paid from the Trust Fund.

SECTION 10.      Administration and Records.

                 10.1 The Trustee shall keep or cause to be kept accurate and detailed accounts of any investments, receipts, disbursements and other transactions hereunder and all necessary and appropriate records required to carry out the intents and purposes of this Trust, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company and, subsequent to a Change of Control, any Indemnitee. All such accounts, books and records shall be preserved (in original form, or on microfilm, magnetic tape or any other similar process) for such period as the Trustee may determine. The Trustee may only destroy such accounts, books and records after giving not less than 30 days' notice to the Company and, subsequent to a Change of Control, each of the Indemnities, in writing, of its intention to do so (the "Destruction Notice"). If the Company or any Indemnitee, as the case may be, shall notify the Trustee within such 30-day period of its objection to the destruction of any such accounts, books and records, the Trustee shall maintain such accounts, books and records until the earlier of (i) the earliest date on which none of the Agreements shall continue in effect, and (ii) the expiration of the 30-day period following the receipt of the Destruction Notice if no objection is timely received.

                 10.2 Within 30 days after the close of each calendar year, and within 30 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Company and, subsequent to a Change of Control, each of the Indemnitees a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the preceding calendar year, or during the period from the close of the preceding calendar year to the date of such removal, resignation or termination, including a description of all investments and securities purchased and sold with the cost or net proceeds of such purchases or sales and showing all cash, securities and other property held at the end of such calendar year or other period. The Trustee shall determine or cause to be determined, as of the last day of each calendar year, the fair market value of the assets held in the Trust Fund. Within 30 days after the close of each calendar year, the Trustee shall file with the Company and, subsequent to a Change of Control, each Indemnitee the written report of the determination of such fair market value and an itemization of the assets held in the Trust Fund. Upon the expiration of 90 days from the date of filing such annual or other account, the Trustee shall to the maximum extent permitted by applicable law be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account for such applicable period except with respect to any such acts or transactions as to which the Company or the affected Indemnitee shall within such 90- day period file with the Trustee written objections.

                 10.3 The Trustee shall from time to time permit an independent public accountant selected by the Company or, subsequent to a Change of Control, by a majority of the Indemnitees, (except one to whom the Trustee has reasonable objection) to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.

                 10.4 Nothing contained in this Trust Agreement shall be construed as depriving the Trustee, the Company or any Indemnitee of the right to have a judicial settlement of the

Trustee's accounts or seek instructions in connection therewith. Upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions, the only necessary parties thereto in addition to the Trustee shall be the Company and the Indemnitees.

                 10.5 In the event of the removal or resignation of the Trustee, the Trustee shall deliver to the successor trustee all records which shall be required by the successor trustee to enable it to carry out the provisions of this Trust Agreement.

                 10.6 In addition to any returns required of the Trustee by law, the Trustee shall prepare and file such tax reports and other returns as the Company and the Trustee may from time to time agree. The Company shall bear the cost of filing such returns and, at the request of the Trustee, the Company shall have its independent auditors prepare such returns.

SECTION 11. Removal or Resignation of the Trustee and Designation of Successor Trustee.

                 11.1 At any time the majority of the Indemnitees may remove the Trustee, with or without cause, upon at least 60 days' notice in writing to the Trustee. A copy of such notice shall be sent to the Company and the Trustee.

                 11.2 The Trustee may resign at any time upon at least 60 days' notice in writing to the Company and the Indemnitees.

                 11.3 In the event of such removal or resignation, the Trustee shall duly file with the Company and the Indemnitees a written account as provided in Section 10.2 of this Trust

Agreement for the period since the last previous annual accounting.

                 11.4 Within 60 days after any such notice of removal or resignation of the Trustee, the majority of the Indemnitees shall designate a successor Trustee qualified to act hereunder. In the event that the majority of the Indemnitees fails to designate a successor Trustee within 120 days after the Trustee's resignation or removal, the Company and/or an Indemnitee may apply to a court of competent jurisdiction to appoint a successor. Each such successor Trustee, during such period as it shall act as such, shall have the powers and duties herein conferred upon the Trustee, and the word "Trustee" wherever used herein, except where the context otherwise requires, shall be deemed to include any successor Trustee. Upon designation of a successor Trustee and delivery to the resigned or removed Trustee of written acceptance by the successor Trustee of such designation, the resignation or removal of such Trustee shall become effective and the resigned or removed Trustee shall promptly assign, transfer, deliver and pay over to such Trustee, in conformity with the requirements of applicable law, the funds and properties in its control or possession then constituting the Trust Fund.

SECTION 12.      Enforcement of Trust Agreement and Legal Proceedings.

                 12.1 The Company shall have the right to enforce any provision of this Trust Agreement, and each of the Indemnitees shall have the right to enforce any provision of this Trust

Agreement that affects the interest of any of the Indemnitees in the Trust. In any action or proceeding affecting the Trust the only necessary parties shall be the Company, the Trustee and the Indemnitees and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any final judgment, not subject to further appeal, entered in such an action or proceeding shall to the maximum extent permitted by applicable law be binding and conclusive on all persons having or claiming to have any interest in the Trust.

                 12.2 If the Company fails to pay any contribution which it agrees or is required to pay under the provisions of Section 7.1 subsequent to the occurrence of a Change of Control or within 60 days after the date a copy of either the written agreement referred to in Section 7.1 or the determination of independent legal counsel is served upon all parties providing that the Company failed to pay any contribution which it agreed or was required to pay under the provisions of Section 7.1 (the "Notice Date"), the Indemnitee or Indemnitees on whose behalf the contribution is to be paid or the Trustee may bring an action in a court of competent jurisdiction for the amount of the contribution together with interest thereon from the sixtieth day following the Notice Date at an annual rate equal to the sum of the prime interest rate published in the last weekly issue of Barron's in the month immediately preceding such sixtieth day plus two percentage points plus all court costs and expenses, including reasonable counsel fees, with respect to such action.

Any recovery under this Section 12.2 shall be paid to the Trustee.

                 12.3 In the event that any action is instituted by an Indemnitee or Indemnitees pursuant to Section 12.2 hereof or, under any other provision of this Trust Agreement, or to enforce or interpret any of the terms of this Trust Agreement, the Indemnitee shall be entitled to be paid by the Company all court costs and expenses, including reasonable counsel fees ("Trust Enforcement Expenses"), incurred by the Indemnitee or Indemnitees with respect to such action. If the payment by the Company of the Trust Enforcement Expenses results in the recognition by the Indemnitee or Indemnitees of taxable income for federal, state or local tax purposes, the Company, to the extent permitted by law, shall make an additional payment to the Indemnitee or Indemnitees which, when added to the Trust Enforcement Expense, results in a net after-tax benefit to the Indemnitee or Indemnitees equal to the Trust Enforcement Expenses, unless the court determines that each of the material assertions made by the Indemnitee or Indemnitees as a basis for such action were not made in good faith or were frivolous.

SECTION 13.      Termination.

                 13.1 This Trust shall terminate (i) upon written consent of all of the Indemnitees and the Company, (ii) if at any time, (x) the Trust finally is determined by the Internal Revenue Service (the "Service") not to be a "grantor trust" with the result that the income of the Trust Fund is not treated as income of the Company pursuant to Subpart E of Subchapter J of the Code or (y) a tax is finally determined by a decision rendered by the Service which is no longer subject to administrative appeal within the Service, to be payable by any or all of the Indemnitees in respect of any part of the Trust Fund prior to payment thereof to the Indemnitees, (iii) upon the final determination by independent legal counsel selected by a majority of the Indemnitees, or a court of competent jurisdiction, that all of the Indemnitees have been fully indemnified under the terms of the Agreements or (iv) if it is determined that the Company is Insolvent as defined in Section 8 of this Trust Agreement. Upon the termination of this Trust, any remaining assets shall then be paid by the Trustee to the Company.

SECTION 14.      Amendments.

                 14.1 The Company may from time to time amend or modify, in whole or in part, any or all of the provisions of this Trust Agreement only with the written consent of the Trustee and not less than seventy-five percent of the number of persons who are then Indemnitees, provided that any such amendment shall not cause the Trust to cease to constitute a grantor trust as described in the recitals of this Trust Agreement; provided further that any such amendment to which the Trustee or any Indemnitee shall not have consented in writing shall not affect or otherwise alter the rights and obligations of the Company and the Trustee to one another or to the Indemnitees or the rights and obligations of such Indemnitees to the Company, the Trustee and one another, in each instance as set forth in this Trust Agreement prior to its amendment as of September 1, 1994.

SECTION 15.      Nonalienation.

                 15.1 Except insofar as applicable law may otherwise require and except as provided in Sections 1.1, 2.1, 4.1 and 8 of this Trust Agreement,
(i) no amount payable to or in respect of an Indemnitee at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void and (ii) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities (other than Losses and Expenses) of any Indemnitee.

SECTION 16.      Communications.

                 16.1 Communications to the Company shall be addressed to Long Island Lighting Company at 175 East Old Country Road, Hicksville, New York 11801, Attention: Corporate Secretary; provided, however, that upon the Company's written request such communications shall be sent to such other address as the Company may specify.

                 16.2 Communications to the Trustee shall be addressed to Clarence Goldberg, 13 Horn Point Court, Annapolis, MD 21403; provided, however, that upon the Trustee's written request such communications shall be sent to such other address as the Trustee may specify.

                 16.3 Communications to an Indemnitee shall be addressed to the Indemnitee's address set forth on Exhibit D hereto; provided, however, that upon such Indemnitee's written request such communications shall be sent to such other address as such Indemnitee may specify.

                 16.4 No communication shall be binding on any party hereto until it is received by such party. All notifications required to be made and all copies of notifications required to be furnished to the Trustee, the Company or any Indemnitee shall be in writing and shall be made by personal delivery or by certified or registered mail, return receipt requested. The Company shall offer to the Trustee proof of all notifications from the Company to Indemnitees no later than ten days following the making thereof.

                 16.5 Any action of the Company pursuant to this Trust Agreement, including all orders, requests, directions, instructions, approvals and objections of the Company to the Trustee, shall be in writing, signed on behalf of the Company by the Designated Person. The Trustee may rely on, and will be fully protected with respect to, any such action taken or omitted in reliance on, any information, order, request, direction, instruction, approval, objection and list delivered to the Trustee by the Company.

SECTION 17.      Miscellaneous Provisions.

                 17.1 Unless the context otherwise provides, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreements.

                 17.2 This Trust Agreement shall be binding upon and inure to the benefit of the Company, the Trustee and their respective successors and assigns, and the respective personal representatives of each of the Indemnitees.

                 17.3 The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company or any Indemnitee.

                 17.4 Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee may be transferred shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

                 17.5 Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

                 17.6 This Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced and administered in accordance with the laws of the State of Maryland and the Trustee shall be liable to account only in the courts of the State of Maryland.

                 17.7 This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

                 17.8 In the event that any provision of this Trust Agreement is determined by a final order of a court of competent jurisdiction to be illegal or unenforceable, such provision shall be limited, modified or disregarded to the minimum extent necessary to avoid a violation of law or rendering this Trust Agreement as unenforceable, and, as so limited or modified, such provisions and the balance of this Trust Agreement shall be enforceable in accordance with its terms.

                 IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                        Long Island Lighting Company

                                        By:  /s/ ANTHONY NOZZOLILLO
                                             --------------------------
                                             Anthony Nozzolillo
                                             Senior Vice President

Attest

/s/ Herbert M. Leiman
- -----------------------------
Herbert M. Leiman
Assistant Corporate Secretary

                                             /s/ Clarence Goldberg
                                             ----------------------
                                             Clarence Goldberg

Attest

/s/ Tracey Voorhees
- ------------------------------


[odtrust.hml]

                                   EXHIBIT A
                                  INDEMNITIES


                                     PART I

                 Indemnitees who, as of September 1, 1994, are
                  Directors, Consulting Directors or Officers

      NAME                                                   POSITION/ADDRESS
      ----                                                   ----------------
A. James Barnes                                             School of Public &
                                                              Environmental Affairs
                                                            Office of the Dean
                                                            Indiana University
                                                            Bloomington, Indiana  47405



George Bugliarello                                          President
                                                            Polytechnic University
                                                            333 Jay Street
                                                            Brooklyn, New York  11201


Renso L. Caporali                                           Chairman of the Board
                                                            Grumman Corporation
                                                            1111 Stewart Avenue
                                                            Bethpage, New York  11714


William J. Catacosinos                                      Chairman of the Board and
                                                            Chief Executive Officer
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Peter O. Crisp                                              President
                                                            Venrock Associates
                                                            30 Rockefeller Plaza
                                                            Room 5508
                                                            New York, New York  10112


Winfield E. Fromm                                           5802 Turban
(Consulting Director)                                       Shell Point Village
                                                            Fort Myers, Florida  33908


Vicki L. Fuller                                             Sr. Vice President
                                                            Emerging Markets & High Yield
                                                            Alliance Capital Mgmt. Corp.
                                                            1345 Ave. of the Americas
                                                            New York, New York  10105

      NAME                                                   POSITION/ADDRESS
      ----                                                   ----------------
Lionel M. Goldberg                                          Sr. Vice President
(Consulting Director)                                       Alexander & Alexander of
                                                            New York, Inc.
                                                            One Huntington Quadrangle
                                                            Melville, New York  11747


Katherine D. Ortega                                         1140 23rd Street, N.W., #506
                                                            Washington, D.C.  20037


Basil A. Paterson                                           Partner
                                                            Meyer, Suozzi, English
                                                               & Klein, P.C.
                                                            1505 Kellum Place
                                                            Mineola, New York  11501


Eben W. Pyne                                                Director and Consultant
(Consulting Director)                                       W.R. Grace and Co.
                                                            1114 Avenue of the Americas
                                                            New York, New York  10036


Richard Lee Schmalensee                                     Massachusetts Institute of
                                                              Technology
                                                            50 Memorial Drive
                                                            Room E52-456
                                                            Cambridge, Massachusetts
                                                                           02139


George J. Sideris                                           269 Ash Street
                                                            Englewood Cliffs, New Jersey
                                                                              07632


John H. Talmage                                             36 Sound Avenue
                                                            Riverhead, New York  11901


Phyllis S. Vineyard                                         29 Harbor Drive
                                                            Blue Point, New York  11715

      NAME                                                   POSITION/ADDRESS
      ----                                                   ----------------
Theodore A. Babcock                                         Treasurer
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


James T. Flynn                                              Executive Vice President
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Robert J. Grey                                              General Counsel
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Robert X. Kelleher                                          Vice President
                                                            Human Resources
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Herbert M. Leiman                                           Assistant Corporate Secretary
                                                            and Assistant General Counsel
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


John D. Leonard, Jr.                                        Vice President
                                                            Engineering and Construction
                                                            Long Island Lighting Company
                                                            445 Broadhollow Road
                                                            Melville, New York  11747


Adam M. Madsen                                              Vice President
                                                            Corporate Planning
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801

      NAME                                                   POSITION/ADDRESS
      ----                                                   ----------------
Kathleen A. Marion                                          Vice President
                                                            Corporate Services and
                                                            Corporate Secretary
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Arthur C. Marquardt                                         Senior Vice President
                                                            Gas Business Unit
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Brian R. McCaffrey                                          Vice President
                                                            Administration
                                                            Long Island Lighting Company
                                                            445 Broadhollow Road
                                                            Melville, New York  11747


Joseph W. McDonnell                                         Vice President
                                                            External Affairs
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Anthony Nozzolillo                                          Senior Vice President
                                                            Finance
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


William G. Schiffmacher                                     Vice President
                                                            Customer Relations
                                                            Long Island Lighting Company
                                                            15 Park Drive
                                                            Melville, New York  11747


Robert B. Steger                                            Vice President
                                                            Electric Operations
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801

      NAME                                                   POSITION/ADDRESS
      ----                                                   ----------------
William E. Steiger, Jr.                                     Vice President
                                                            Fossil Production
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Thomas J. Vallely, III                                      Controller
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801


Walter F. Wilm, Jr.                                         Vice President
                                                            Long Island Lighting Company
                                                            99 Sunnyside Boulevard
                                                            Woodbury, New York  11797


Edward J. Youngling                                         Senior Vice President
                                                            Electric Business Unit
                                                            Long Island Lighting Company
                                                            175 East Old Country Road
                                                            Hicksville, New York  11801

                                   EXHIBIT A
                                  INDEMNITIES


                                    PART II

                     Indemnitees who ceased being Officers
                    or Directors prior to September 1, 1994

                                               Date on which
                                               Indemnitee
                                               ceased to be
                                               a Director
  Name                                         or Officer                                     Former Position
  ----                                         ------------                                   ---------------
Ralph T. Brandifino                           September 30, 1993                              Senior V.P.

Leon Campo                                    April 4, 1990                                   Director

Matthew C. Cordaro                            June 1, 1988                                    Senior V.P.

Michael Czumak                                March 28, 1991                                  Controller

William N. Dimoulas                           May 9, 1994                                     Vice President

Edward C. Dietz                               March 26, 1993                                  Senior V.P.

Edward E. Eacker                              March 1, 1989                                   Treasurer

Anthony F. Earley                             February 28, 1994                               President

Ira L. Freilicher                             February 2, 1990                                Vice President

P. Alan Gambill                               February 28, 1991                               Senior V.P.

John J. Kearney, Jr.                          July 1, 1989                                    Secretary

Jay R. Kessler                                June 1, 1990                                    Vice President

William J. Museler                            January 31, 1991                                Vice President

James T. Needham                              February 14, 1989                               Director

                                               Date on which
                                               Indemnitee
                                               ceased to be
                                               an Officer
  NAME                                         or Director                                    Former Position
  ----                                         -------------                                  ---------------
James C. Peery                                June 21, 1988                                   Director

Arthur N. Pietrow                             May 1, 1990                                     Vice President

Andrew Ragogna                                July 1, 1992                                    Treasurer

John J. Russell                               April 1, 1989                                   Vice President

Victor A. Staffieri                           March 14, 1992                                  General Counsel

John A. Weismantle                            April 1, 1989                                   Vice President

Christian G. Wilding                          March 26, 1993                                  Vice President

Russell C. Youngdahl                          May 1, 1989                                     President

                                   EXHIBIT A
                                  INDEMNITIES


                                    PART III

                    Indemnitees who, pursuant to Section 2.2
                   of the Trust Agreement, were not required
                           to receive Initial Notices



         NAME                                                    POSITION/ADDRESS
         ----                                                    ----------------
Lynne D. Abraham*                                           418 East 77th Street
                                                            New York, New York  10021

Francis M. Walsh**                                          124 Seaman Road
                                                            Jericho, New York  11753

James W. Dye, Jr.***                                        Isabel K. Dye, Executor of the
                                                            Estate of James W. Dye, Jr.
                                                            12 Summit Court
                                                            Oyster Bay, New York  11771


_______________

  *Ms. Abraham resigned as Vice President-Public Affairs effective March 1, 1988.

 **Mr. Walsh retired as General Claims Attorney effective
   April 1, 1988.

***Mr. Dye, the Company's Executive Vice President, died
   December 24, 1987.

                                   EXHIBIT B

                        FORM OF INDEMNIFICATION REQUEST


                                                             _____________, 199_

Clarence Goldberg, Trustee
13 Horn Point Court
Annapolis, MD  21403

                 Re:      Long Island Lighting Company Officers'
                          and Directors' Protective Trust Established
                          Pursuant to Trust Agreement Dated as of
                          April 18, 1988 as amended and restated
                          as of September 1, 1994 (the "Trust Agreement")

                 Unless the context otherwise provides, all terms used herein and not defined shall have the meanings ascribed thereto in the Trust Agreement or the Agreement, dated _________, 199_, by and between the Long Island Lighting Company (the "Company") and the undersigned (the "Indemnitee").

                 Pursuant to Section 6.2(a) of the Trust Agreement, the Indemnitee hereby requests indemnification with respect to a claim in the amount of $_______, and/or legal fees and expenses in the amount of $_________. In accordance with Section 6.2(a), the Indemnitee hereby certifies on the date hereof:

                 1. The Indemnitee has reasonable grounds to believe that he or she is entitled to be indemnified under the Agreement with respect to the amount sought.

                 2. Attached hereto is a copy of the bill(s), settlement agreement and/or judgment upon which the request for funds is based.

                 3. The Indemnitee represents that he or she has not been reimbursed with respect to such claim by the Company, the Trust, any insurance company or any other source.

                 4. To the Indemnitee's knowledge and belief, the Company does not have D&O Insurance in effect or the amount or type of loss or Expense is not covered by such D&O Insurance which the Company may have in effect.

                 5. The Indemnitee confirms that he or she will repay to the Trustee the amount requested in the event, and only to the extent, that a Determination that the Indemnitee is not entitled to be indemnified under the Agreement. The Indemnitee represents that no such Determination has yet been made with respect to the amount sought.

                 6. The Indemnitee represents that the legal fees and expenses being requested, if any, are not Enforcement Expenses or Trust Enforcement Expenses and either (A) the employment of the Indemnitee's counsel by Indemnitee has been previously authorized by the Company, (B) the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the Indemnitee's defense, (C) a Change of Control has occurred before or during the actual or threatened action, suit or proceeding giving rise to such claim, or (D) the Company has not employed counsel to assume the defense of such actual or threatened action, suit or proceeding.

                                                       _________________________
                                                               Indemnitee

                                   EXHIBIT C

                        FORM OF INDEMNIFICATION REQUEST


                                                             _____________, 199_

Clarence Goldberg, Trustee
13 Horn Point Court
Annapolis, MD  21403

                 Re:      Long Island Lighting Company Officers'
                          and Directors' Protective Trust Established
                          Pursuant to Trust Agreement Dated as of
                          April 18, 1988 as amended and restated
                          as of September 1, 1994 (the "Trust Agreement")

                 Unless the context otherwise provides, all terms used herein and not defined shall have the meanings ascribed thereto in the Trust Agreement or the Agreement, dated _________, 199_, by and between the Long Island Lighting Company (the "Company") and the undersigned (the "Indemnitee").

                 Pursuant to Section 6.3(a) of the Trust Agreement, the Indemnitee hereby requests indemnification with respect to Enforcement Expenses and/or Trust Enforcement Expenses in the amount of $________. In accordance with Section 6.3(a) of the Trust Agreement, the Indemnitee hereby certifies on the date hereof:

                 1. The Indemnitee represents that he or she has incurred Enforcement Expenses and/or Trust Enforcement Expenses in the amount set forth above.

                 2. Attached hereto is a copy of the bill(s) upon which the request for funds is based.

                 3. The Indemnitee represents that he or she has not been reimbursed with respect to such Enforcement Expenses and/or

Trust Enforcement Expenses by the Company, the Trust, any insurance company or any other source.

                 4. With respect to the claim, if any, for Trust Enforcement Expenses, the Indemnitee represents that a Change of Control has occurred.

                                                       _________________________
                                                               Indemnitee

                                   EXHIBIT D


                 The Trustee shall have the following additional powers and authority with respect to all property constituting a part of the Trust Fund:

                 (a) To sell, exchange or transfer any such property at public or private sale for cash or on credit.

                 (b) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity.

                 (c) To deposit any such property with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.

                 (d) To exercise any conversion privilege or subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust Fund and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire.

                 (e) To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust.

                 (f) To exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property.

                 (g) To borrow money from any lender in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to pledge any securities or other property for the repayment of any such loan.

                 (h) To engage any legal counsel, including counsel to the Company, any enrolled actuary, or any other suitable agents, to consult with such counsel, enrolled actuary, or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit, to rely upon the advice of such counsel, enrolled actuary or agents, and to pay its reasonable fees, expenses and compensation.

                 (i) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.

                 (j) To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts,
waivers, releases or other instruments   in writing necessary or proper for the
accomplishment of any of the foregoing powers.

                 (k) To transfer assets of the Trust Fund to a successor trustee as provided in Section 11.4.

                 (l) To exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Section 5 or otherwise in the best interests of the Trust Fund.


                                                       _________________________
                                                               Indemnitee